UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July  24, 2019

BEST BUY CO., INC.

(Exact name of registrant as specified in its charter)

Minnesota	1-9595	41-0907483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7601 Penn Avenue South
Richfield, Minnesota	55423
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 291-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.10 par value per share	BBY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 24, 2019, Best Buy Co., Inc. (the “Company” or the “registrant”) announced that Matthew Bilunas, age 47, has been appointed to serve as the Company’s Chief Financial Officer, effective July 29, 2019. Mr. Bilunas will report directly to Corie Barry, the Company’s Chief Executive Officer.

Mr. Bilunas has been the Company’s Senior Vice President, Enterprise and Merchandising Finance since April 2017, responsible for the performance management and planning processes for the overall enterprise. From November 2015 to March 2017, he served as Vice President, Finance for category, e-commerce and marketing and from May 2014 to October 2015 he served as Vice President, Category Finance. He joined the Company in 2006 and has served in a variety of finance roles, including both retail and international positions. Prior to joining the Company, he spent time at Carlson Companies, NRG Energy, Inc., Bandag, Inc. and KPMG. Mr. Bilunas graduated from Iowa State University with a bachelor’s degree in accounting.

In connection with his appointment, Mr. Bilunas will receive an annual base salary of $750,000 and will be eligible for an annual cash-based short-term incentive for fiscal 2020 with a target incentive opportunity of 150% of his base salary. In fiscal 2020 he will be granted equity-based awards under the Company’s Amended & Restated 2014 Omnibus Incentive Plan having a value of $2,000,000, half of which will be performance share awards and half of which will be performance- based restricted stock, on terms consistent with the awards granted to the Company’s other executive officers. Mr. Bilunas will continue to be an “at-will” employee of the Company and will have no specified term as Chief Financial Officer. He will be eligible for benefits available to executive officers generally, as outlined in the Company’s proxy statement filed on May 1, 2019.

For additional information regarding the registrant, see the registrant's Annual Report on Form 10-K for the fiscal year ended February 2, 2019, and Proxy Statement dated May 1, 2019. Best Buy's Annual Report to Shareholders and its reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the registrant.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

The following is furnished as an Exhibit to this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit
99.1

News release issued July 24, 2019 (furnished pursuant to Item 5.02). Any internet address provided in this release is for information purposes only and is not intended to be a hyperlink. Accordingly, no information at any internet address is included herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: July 24, 2019	By:	/s/ TODD G. HARTMAN
Todd G. Hartman
Executive Vice President, General Counsel, Chief Risk & Compliance Officer and Secretary